UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously reported, on July 25, 2024, Bally’s Corporation, a Delaware corporation (“Bally’s” or the “Company”), entered into the Agreement and Plan of Merger (as it has been or may be amended, supplemented or modified from time to time, the “Merger Agreement”) by and among SG Parent LLC, a Delaware limited liability company (“Parent”), the Company, The Queen Casino & Entertainment Inc., a Delaware corporation and affiliate of Parent (“Queen”), Epsilon Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Epsilon Sub II, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub II”, and together with the Company and Merger Sub I, the “Company Parties”), and, solely for purposes of specified provisions of the Merger Agreement, SG CQ Gaming LLC, a Delaware limited liability company (“SG Gaming” and together with Parent and Queen, the “Buyer Parties”). The Company Parties and the Buyer Parties entered into Amendment No. 1 to Agreement and Plan of Merger, dated as of August 27, 2024, and Amendment No. 2 to Agreement and Plan of Merger, dated as of September 30, 2024.

On August 28, 2024, Bally’s filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”), a revised version of which was filed with the SEC on October 1, 2024 (as revised, the “Preliminary Proxy Statement”). On October 17, 2024, Bally’s filed a definitive proxy statement (the “Definitive Proxy Statement”) with the SEC in connection with the special meeting of Bally’s stockholders to be held virtually on November 19, 2024 at 2:00 p.m. Eastern Time (the “Special Meeting”), which can be accessed by visiting www.virtualshareholdermeeting.com/BALY2024SM for the purpose of voting on, among other things, a proposal to adopt the Merger Agreement. Capitalized terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

Following announcement of the execution of the Merger Agreement, and as of the date of this Current Report on Form 8-K, two lawsuits have been filed in the Supreme Court of the State of New York, County of New York, by purported stockholders against the Company and members of the Company’s Board of Directors (the “Board”) (collectively, the “Actions”) relating to the Definitive Proxy Statement and the transactions outlined therein. The Actions, in the order by which they were filed, are: (i) Nathan Smith v. Bally’s Corporation, et al., No. 655732/2024 (N.Y.S.), filed on October 29, 2024 and (ii) Robert Scott v. Bally’s Corporation, et al., No. 655756/2024 (N.Y.S.), filed on October 30, 2024. The Actions allege, among other things, that the Preliminary Proxy Statement and/or Definitive Proxy Statement is inaccurate or incomplete in certain respects, allegedly in violation of New York state law. The Actions seek, among other things, an injunction enjoining consummation of the Company Merger, rescission of the Company Merger in the event the Company Merger is consummated or the awarding of rescissory damages, an order for the directors of Bally’s to exercise reasonable care and competence to disseminate proxy materials that are not materially false or misleading and an award of costs, including reasonable attorneys’ and experts’ fees. The Company also received demand letters from purported stockholders (collectively, the “Shareholder Letters”) alleging, among other things, that the disclosures contained in the Preliminary Proxy Statement and/ or the Definitive Proxy Statement are deficient and demanding that certain corrective disclosures be made.

Bally’s believes that the Shareholder Letters and Actions are without merit, that each of the Preliminary Proxy Statement and the Definitive Proxy Statement complies with applicable law, and that no further disclosure is required. However, solely in order to mitigate any risk of the Shareholder Letters or Actions delaying or otherwise adversely affecting the consummation of the Company Merger and to minimize any costs, risks, and uncertainties inherent in any litigation related thereto, and without admitting any liability or wrongdoing, Bally’s has determined to voluntarily supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Shareholder Letters and Actions and any assertion that additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to Bally’s stockholders in connection with the transactions contemplated by the Merger Agreement or the timing of the Special Meeting. The Board continues to recommend that you vote “FOR” each of the proposals to be voted on at the Special Meeting described in the Definitive Proxy Statement, including the proposal to adopt the Merger Agreement.

The information contained in this Current Report on Form 8-K is incorporated by reference into the Definitive Proxy Statement. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Definitive Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement such information in the Definitive Proxy Statement.

Supplement to Definitive Proxy Statement

This supplemental information should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which in turn should be read in its entirety. All page references are to the Definitive Proxy Statement. New text within restated language from the Definitive Proxy Statement is indicated in bold, underlined text (e.g., bold, underlined text) and removed language within the restated language from the Definitive Proxy Statement is indicated in strikethrough text (e.g., ~~strikethrough text~~), as applicable. The information contained herein speaks only as of November 7, 2024 unless the information indicates another date applies.

The fourth paragraph on Page 44 under “Background of the Merger” is hereby amended and supplemented as follows:

On March 11, 2024, Standard General delivered a preliminary and non-binding public proposal to the Company Board to acquire all of the outstanding shares of Company Common Stock not already owned by Standard General for $15.00 per share (the “2024 Proposal”), representing a premium of 41% to the closing price of the Company Common Stock on March 8, 2024, the last trading day before the delivery of the Proposal. Standard General indicated in the 2024 Proposal that it would be prepared to permit stockholders to elect to “roll-over” all or a portion of their Company shares into equity of the post-closing company. The 2024 Proposal did not include any reference to the role of the Company’s management following the consummation of any proposed transaction. Standard General also indicated in the 2024 Proposal that Standard General would not proceed with any proposed transaction unless it was approved by a special committee of independent directors and that any proposed transaction would be subject to a non-waivable condition requiring the approval of the holders of a majority of the shares of the Company not owned by Standard General or parties affiliated with Standard General.

The fifth paragraph on Page 47 under “Background of the Merger” is hereby amended and supplemented as follows:

Following negotiations among the legal advisors for the parties, Standard General and the Company executed the SG Confidentiality Agreement on April 2, 2024. The SG Confidentiality Agreement provided for, among other things, a 12-month standstill that prevented Standard General from making unsolicited offers to acquire Company securities and from seeking to change control of the Company Board (and, in each case, from making public announcements or entering into agreements with respect to the foregoing), subject to certain exceptions, including in connection with the 2024 Proposal. The SG Confidentiality Agreement did not contain any “Don’t Ask, Don’t Waive” standstill provisions. The SG Confidentiality Agreement also identified two permitted potential financing sources to Standard General in connection with a Potential Transaction, Apollo Global Management (“Apollo”) and another global investment firm, but required Special Committee authorization before sharing any confidential information regarding the Company with such potential financing sources (or any other potential financing sources approved by the Special Committee).

The fourth paragraph on Page 57 under “Background of the Merger” is hereby amended and supplemented as follows:

On June 21, 2024, Party M contacted representatives of Macquarie Capital to express interest in pursuing a potential transaction with the Company and requested a non-disclosure agreement from the Company. Upon the Special Committee’s authorization, Party M and the Company entered into a non-disclosure agreement on June 30, 2024. The non-disclosure agreement contained, among other things, a 12-month standstill, which prevented Party M from seeking to make an acquisition proposal to acquire the Company’s securities or change or control management or the Company Board (or making a public proposal to such effect), except as otherwise permitted by the non-disclosure agreement. Such standstill restrictions immediately terminated upon the Company entering into the merger agreement. The Party M confidentiality agreement did not contain any “Don’t Ask, Don’t Waive” standstill provisions. In connection with Party M’s evaluation of a potential acquisition of the Company, Party M received a copy of the Initial Projections.

The first sentence of the second paragraph on Page 79 under “Special Factors – Opinion of the Special Committee’s Financial Advisor” is hereby amended and supplemented as follows:

No company, business or transaction used in Macquarie Capital’s analyses for comparative purposes is identical to Bally’s or the Company Merger nor, except as otherwise disclosed, were individual multiples derived from the selected public companies or selected precedent transactions independently determinative of the results of such analyses.

The first sentence of the fourth paragraph on Page 80 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Selected Public Companies Analysis” is hereby amended and supplemented as follows:

Macquarie Capital applied (i) a selected range of calendar year 2024 estimated adjusted EBITDAR multiples derived from the selected companies (with particular focus on the median calendar year 2024 estimated adjusted EBITDAR multiple observed for the selected U.S. regional gaming companies and the selected international interactive companies) and the unaffected ~~trading metrics of Bally’s~~ calendar year 2024 estimated adjusted EBITDAR multiple observed for Bally’s of 7.6x to 8.2x (the “2024E selected companies adjusted EBITDAR multiples range”) to the calendar year 2024 estimated attributable adjusted EBITDAR of Bally’s and (ii) a selected range of calendar year 2025 estimated adjusted EBITDAR multiples derived from the selected companies (with particular focus on the median calendar year 2025 estimated adjusted EBITDAR multiple observed for the selected U.S. regional gaming companies and the selected international interactive companies) and the unaffected ~~trading metrics of Bally’s~~ calendar year 2025 estimated adjusted EBITDAR multiple observed for Bally’s of 6.4x to 7.5x (the “2025E selected companies adjusted EBITDAR multiples range”) to the calendar year 2025 estimated attributable adjusted EBITDAR of Bally’s, in each case based on certain financial projections and other information and data relating to Bally’s provided to or discussed with Macquarie Capital by the management of Bally’s.

The first sentence of the second full paragraph on Page 82 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Selected Precedent Transactions Analysis” is hereby amended and supplemented as follows:

Macquarie Capital applied a selected range of latest 12 months adjusted EBITDAR multiples derived from the selected transactions (with particular focus on the median latest 12 months adjusted EBITDAR multiple observed for the selected U.S. regional gaming operator transactions and the weighted average international interactive multiple) of 7.8x to 8.8x (the “LTM selected transactions adjusted EBITDAR multiples range”) to the latest 12 months (as of March 31, 2024) attributable adjusted EBITDAR of Bally’s based on certain financial projections and other information and data relating to Bally’s provided to or discussed with Macquarie Capital by the management of Bally’s.

The second sentence of the fourth full paragraph on Page 82 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

Under the first approach, Macquarie Capital applied, based on its professional judgment, a selected range of perpetuity growth rates of 1.5% to 2.5% to the unlevered, after-tax free cash flows that Bally’s was forecasted to generate in fiscal year 2028.

The third sentence of the fourth full paragraph on Page 82 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

Under the second approach, Macquarie Capital applied, based on its professional judgment, a selected range of estimated adjusted EBITDAR terminal value multiples of 7.5x to 8.5x to the estimated attributable adjusted EBITDAR of Bally’s for fiscal year 2028.

The fourth sentence of the fourth full paragraph on Page 82 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Discounted Cash Flow Analysis” is hereby amended and supplemented as follows:

The present values (as of March 31, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 10.7% to 12.7% derived from a weighted average cost of capital calculation.

The second sentence of the fourth paragraph on Page 83 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Financial Analyses – Selected Precedent Transactions Analysis – Tropicana Las Vegas Property of Bally’s” is hereby amended and supplemented as follows:

Macquarie Capital then applied, based on its professional judgment, a selected range of prices per acre derived from the selected land-sale transactions of $10 million to $15 million to the number of acres of Tropicana Las Vegas, excluding acres of land committed to the Oakland Athletics stadium site.

The third bullet point of the fifth paragraph starting on Page 83 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Certain Additional Information” is hereby amended and supplemented as follows:

●	implied premiums paid or proposed to be paid in 30 selected mergers and acquisition transactions announced since 2010, with approximate implied transaction values of greater than $100 million involving North American companies in which a 10% to 50% stockholder of the applicable company acquired the remaining equity securities of such company, based on the volume-weighted average closing stock prices of the target companies involved in such transactions over the 30-day period ended on the applicable announcement date of such transactions; applying a range of implied premiums of 33% to 47% derived from the premiums observed from such transactions to the volume-weighted average closing price of Company Common Stock over the 30-day period ended on the unaffected date of $10.77 per share indicated an approximate implied per share equity value reference range for Bally’s of $14.33 to $15.84; and

The fourth bullet point of the fifth paragraph starting on Page 83 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – July 24, 2024 Financial Presentation to the Special Committee – Certain Additional Information” is hereby amended and supplemented as follows:

●	publicly available Wall Street research analysts’ price targets for Company Common Stock ~~(~~as of the unaffected date (consisting of eight such price targets), which indicated overall low ~~and~~, high, mean and median target prices for Company Common Stock of $9.00 per share ~~and~~, $15.00 per share, $11.43 per share and $11.00 per share, respectively.

The first sentence of the fourth paragraph on Page 85 under “Special Factors – Opinion of the Special Committee’s Financial Advisor – Miscellaneous” is hereby amended and supplemented as follows:

Bally’s has agreed to pay Macquarie Capital for its services in connection with the Company Merger an aggregate fee of $10.6 million, of which ~~a portion~~ $300,000 was payable in connection with Macquarie Capital’s engagement, ~~a portion~~ $1.0 million was payable upon the rendering of Macquarie Capital’s opinion and $9.3 million is payable contingent upon consummation of the Company Merger.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this Form 8-K constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the proposed transactions, the ability of the Company to complete the proposed transactions and the expected timing thereof and statements regarding the future prospects of the Company following the completion of the proposed transactions. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by the Company in this report or otherwise filed with the SEC and other public statements made from time-to-time speak only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for the Company to predict or identify all such events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to those included in the Company’s Definitive Proxy Statement, Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Reports on Form 10-Q filed with the SEC thereafter and other reports filed by the Company with the SEC. These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

There are a number of factors that could have material adverse effects on our future results, performance or achievements and cause our actual results to differ materially from the forward-looking statements. These factors include, but are not limited to, (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the Mergers, (2) the ability of the parties to satisfy the conditions precedent and consummate the proposed Mergers, (3) the timing of consummation of the proposed Mergers, (4) the ability of the parties to secure any required stockholder approval in a timely manner or on the terms desired or anticipated, (5) failure of the parties to obtain the financing required to consummate the Company Merger, (6) the ability to achieve anticipated benefits and savings expected from the proposed Mergers, (7) risks related to the potential disruption of management’s attention from the ongoing business operations of the Company due to the pending Mergers, (8) the Company’s operating results and businesses generally, (9) the outcome of any legal proceedings related to the proposed Mergers and (10) the general risks associated with the respective businesses of the Company and Queen, including the general volatility of the capital markets, terms and employment of capital, the volatility of the Company’s share price, interest rates or general economy, potential adverse effects or changes to the relationships with the parties’ customers, competitors, suppliers or employees or other parties resulting from the announcement, pendency or completion of the proposed Mergers, unpredictability and severity of catastrophic events, including but not limited to the risks related to the effects of pandemics and global outbreaks of contagious diseases (such as the COVID-19 pandemic) and domestic or geopolitical crises, such as terrorism, military conflict (including the outbreak of hostilities between Russia and Ukraine and Israel and Hamas), war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict.

Additional Information and Where to Find It

This Form 8-K is being made in respect of the proposed transactions involving the Company, Standard General L.P. (“Standard General”), and Queen. In connection with the proposed transactions, (i) the Company filed the Definitive Proxy Statement with the SEC on October 17, 2024 and (ii) certain participants in the transaction, including the Company, Standard General and Queen, jointly filed with the SEC a Schedule 13E-3 Transaction Statement on August 28, 2024, and an amendment thereto was filed with the SEC on September 30, 2024 and October 17, 2024, which contain important information on the Company, Standard General, Queen and the proposed transactions, including the terms and conditions of the transactions. After filing its Definitive Proxy Statement with the SEC, the Company mailed the Definitive Proxy Statement, the Schedule 13E-3 Transaction Statement and a proxy card to each record stockholder of the Company entitled to vote at the Company stockholders meeting relating to the proposed transactions. In addition, the Company distributed election forms to its stockholders for use by stockholders to consider making a rollover election with respect to all or a portion of their stock in the Company. This Form 8-K should be read in conjunction with the Definitive Proxy Statement, the Schedule 13E-3 Transaction Statement, the election form and any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transactions. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.ballys.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the Definitive Proxy Statement, the Schedule 13E-3 Transaction Statement, the election form and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transactions because they contain important information about the Company, Standard General, Queen and the proposed transactions. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval.

Participants in the Proxy Solicitation

The Company and its directors, executive officers, other members of its management and employees, and Standard General, Queen and their respective directors, executive officers and other members of their respective management and employees, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on October 17, 2024. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the other participants in the solicitation by reading the Definitive Proxy Statement, the Schedule 13E-3 Transaction Statement, the election form and other relevant materials that have been or will be filed with the SEC in connection with the proposed transactions. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth or incorporated by reference in such Definitive Proxy Statement and the Schedule 13E-3 Transaction Statement.

STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 TRANSACTION STATEMENT AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: November 7, 2024	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer